                                                                   EXHIBIT 99.20

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.       CASE NUMBER:  01-10977 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ EDDIE J. PUSTIZZI
----------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.       CASE NUMBER:  01-10977 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report

                                      Summary Of Bank, Investment &
                                           Petty Cash Accounts                                                Attachment 1
                                  Great Pacific NW Cruise Line, L.L.C.
Summary                                  Case No: 01-10977 (JWV)                                              UNAUDITED
Great Pacific NW Cruise Line, LLC      For Month Of December, 2002

                                               Balances
                                   ---------------------------------     Receipts &            Bank
                                        Opening            Closing       Disbursements         Statements     Account
Account                            As Of 12/01/02     As Of 12/31/02     Included              Included       Reconciled
-------                            --------------     --------------     --------              --------       ----------
Great Pacific NW Cruise Line                0.00              0.00       No -                  No -           No -
Payroll                                                                  Account               Account        Account
U.S. Bank                                                                Closed                Closed         Closed
Account # - 153390417191

Great Pacific NW Cruise Line                0.00              0.00       No -                  No -           No -
Steamer                                                                  Account               Account        Account
U.S. Bank                                                                Closed                Closed         Closed
Account # - 153390417191

Great Pacific NW Cruise Line                0.00              0.00       No -                  No - Not       No -
Columbia Queen Petty Cash                                                No Activity           Concentration  No Activity
                                                                                               Account

                                             Receipts & Disbursements               Attachment 2
                                     Great Pacific NW Cruise Line, L.L.C.
Summary                                     Case No: 01-10977 (JWV)
Great Pacific NW Cruise Line, LLC         For Month Of December, 2002
Attach 2

             No Receipts Or Disbursements Due To All Accounts Closed

                                       Concentration & Investment Account Statements                   Attachment 3
                                           Great Pacific NW Cruise Line, L.L.C.
Summary                                          Case No: 01-10977 (JWV)
Great Pacific NW Cruise Line, LLC             For Month Of December, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 16-JAN-03 16:50:20
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: DEC-02

currency USD
Company=24 (COLUMBIA QUEEN)
                                                     PTD-Actual
                                                      31-Dec-02
                                                   ---------------
Revenue
Gross Revenue                                                  0.00
Allowances                                                     0.00
                                                  ------------------
Net Revenue                                                    0.00

Operating Expenses
Air                                                            0.00
Hotel                                                          0.00
Commissions                                                    0.00
Onboard Expenses                                               0.00
Passenger Expenses                                             0.00
Vessel Expenses                                                0.00
Layup/Drydock Expense                                          0.00
Vessel Insurance                                           2,966.86
                                                  ------------------
Total Operating Expenses                                   2,966.86

                                                  ------------------
Gross Profit                                              (2,966.86)

SG&A Expenses
Sales & Marketing                                              0.00
Start-Up Costs                                                 0.00
                                                  ------------------
Total SG&A Expenses                                            0.00

                                                  ------------------
EBITDA                                                    (2,966.86)

Depreciation                                                   0.00

                                                  ------------------
Operating Income                                          (2,966.86)

Other Expense/(Income)
Interest Income                                                0.00
Equity in Earnings for Sub                                     0.00
Reorganization expenses                                3,500,000.00
Other expense                                               (235.00)
                                                  ------------------
Total Other Expense/(Income)                           3,499,765.00

                                                  ------------------
Net Pretax Income/(Loss)                              (3,502,731.86)

Income Tax Expense                                             0.00

                                                  ------------------
Net Income/(Loss)                                     (3,502,731.86)
                                                  ==================

AMCV US SET OF BOOKS                                    Date: 20-JAN-03 12:59:31
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: DEC-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                   YTD-Actual                     YTD-Actual
                                                    31-Dec-02                      22-Oct-01
                                                 ---------------                 ------------
ASSETS

Cash and Equivalent                                        0.00                      31,623.21

Restricted Cash                                            0.00                           0.00

Accounts Receivable                                        0.00                      11,425.61

Inventories                                                0.00                     199,562.38

Prepaid Expenses                                           0.00                       2,800.00

Other Current Assets                                       0.00                           0.00

                                                  --------------                 --------------
Total Current Assets                                       0.00                     245,411.20


Fixed Assets                                               0.00                  45,093,524.95

Accumulated Depreciation                                   0.00                  (1,870,234.50)

                                                  --------------                 --------------
Net Fixed Assets                                           0.00                  43,223,290.45


Net Goodwill                                               0.00                           0.00

Intercompany Due To/From                         (10,173,560.16)                 (9,983,225.62)

Net Deferred Financing Fees                                0.00                   2,545,011.02

Net Investment in Subsidiaries                             0.00                           0.00

Other Non Current Assets                           8,500,000.00                           0.00

                                                  --------------                 --------------
Total Other Assets                                (1,673,560.16)                 (7,438,214.60)

                                                  --------------                 --------------
Total Assets                                      (1,673,560.16)                 36,030,487.05
                                                  ==============                 ==============

AMCV US SET OF BOOKS                                    Date: 20-JAN-03 12:59:31
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: DEC-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                 YTD-Actual                      YTD-Actual
                                                  31-Dec-02                      22-Oct-01
                                               ---------------                 ------------
LIABILITIES

Accounts Payable                                           0.00                         180.00

Accrued Liabilities                                        0.00                     331,444.68

Deposits                                                   0.00                           0.00

                                              ------------------             ------------------
Total Current Liabilities                                  0.00                     331,624.68


Long Term Debt                                             0.00                           0.00

Other Long Term Liabilities                                0.00                           0.00

                                              ------------------             ------------------
Total Liabilities                                          0.00                     331,624.68


Liabilities Subject to Compromise                 37,726,764.76                  37,792,814.64


OWNER'S EQUITY

Common Stock                                               0.00                           0.00

Add'l Paid In Capital                                      0.00                           0.00

Current Net Income (Loss)                        (37,215,419.11)                     18,578.51

Retained Earnings                                 (2,184,905.81)                 (2,112,530.78)

                                              ------------------             ------------------
Total Owner's Equity                             (39,400,324.92)                 (2,093,952.27)

                                              ------------------             ------------------
Total Liabilities & Equity                        (1,673,560.16)                 36,030,487.05
                                              ==================             ==================

Great Pacific NW Cruise Line, LLC                           ATTACHMENT 6                                 01-10977 (JWV)
                                             Summary List of Due To/Due From Accounts
                                              For the Months Ended December 31, 2002

                                             CASE             BEGINNING                                             ENDING
AFFILIATE NAME                               NUMBER            BALANCE            DEBITS        CREDITS             BALANCE
American Classic Voyages Co.                 01-10954        15,472,508.20             -                -        15,472,508.20
AMCV Cruise Operations, Inc.                 01-10967        (9,434,276.58)            -                -        (9,434,276.58)
The Delta Queen Steamboat Co.                01-10970         8,349,046.78             -         2,966.86         8,346,079.92
DQSB II, Inc.                                01-10974              (339.49)            -                -              (339.49)
Great AQ Steamboat, L.L.C.                   01-10960            (5,552.79)            -                -            (5,552.79)
Great River Cruise Line, L.L.C.              01-10963            (4,812.08)            -                -            (4,812.08)
Great Ocean Cruise Line, L.L.C.              01-10959           (10,219.55)            -                -           (10,219.55)
Cruise America Travel, Incorporated          01-10966          (674,733.24)            -                -          (674,733.24)
Delta Queen Coastal Voyages, L.L.C.          01-10964           118,887.26             -                -           118,887.26
Cape May Light, L.L.C.                       01-10961             5,380.67             -                -             5,380.67
Project America, Inc.                        N/A                (27,500.00)            -                -           (27,500.00)
Oceanic Ship Co.                             N/A                  1,701.33             -                -             1,701.33
Project America Ship I, Inc.                 N/A                291,567.65             -                -           291,567.65
Ocean Development Co.                        01-10972       (24,185,738.20)            -                -       (24,185,738.20)
Great Hawaiian Properties Corporation        01-10971           (66,513.26)            -                -           (66,513.26)
                                                          ---------------------------------------------------------------------
                                                            (10,170,593.30)            -         2,966.86       (10,173,560.16)
                                                          =====================================================================

                      Great Pacific NW Cruise Line, L.L.C.
                                 01-10977 (JWV)




                            Accounts Receivable Aging
                             As of December 31, 2002







                                  Attachment 7


                                 Not Applicable

                      Great Pacific NW Cruise Line, L.L.C.
                                 01-10977 (JWV)




                             Accounts Payable Detail
                             As of December 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.       CASE NUMBER:  01-10977 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. The Debtor had previously forfeited to the Maritime Administration ("Marad"), the secured creditor, its primary asset, the Columbia Queen. During December, the Debtor wrote-down the amount deemed allocable to the secured debt for the expectant sale by Marad in accordance with the Revised Stipulation with Marad.